AMENDMENT NO. 1 TO THE FEBRUARY 8, 2018 PLATFORM AGREEMENT BY AND AMONG PIERIS PHARMACEUTICALS, INC. AND PIERIS PHARMACEUTICALS GMBH AND SEATTLE GENETICS, INC. This amendment to the Non-Exclusive Anticalin® Platform Technology License Agreement (the “Amendment No. 1”) is entered into as of June 2, 2020 (the “Amendment No. 1 Effective Date”) by and among Pieris Pharmaceuticals, Inc., a Nevada corporation located at 255 State Street, 9th floor, Boston, MA 02109 and Pieris Pharmaceuticals GmbH, a company organized and existing under the laws of Germany located at Zeppelinstrasse 3, 85399, Hallbergmoos, Germany (collectively and together with their Affiliates, “PIRS”), and Seattle Genetics, Inc., a Delaware corporation located at 21823 30th Drive SE, Bothell, WA 98021 (together with its Affiliates, “SGEN”). SGEN and PIRS are individually referred to herein as a “Party” and collectively, as the “Parties”. RECITALS WHEREAS, on February 8, 2018, the Parties entered into the Non-Exclusive Anticalin® Platform Technology License Agreement (the “Platform Agreement”) to grant SGEN a non- exclusive license to certain intellectual property related to Pieris’ Platform Technology in order to research, develop, manufacture, and commercialize Licensed Products in Licensed Fields and Licensed Territories; and WHEREAS, the Parties wish to amend the Platform Agreement by this Amendment No. 1 in order to amend the time in which SGEN shall pay PIRS the milestone payment related to the initiation of a GLP Tox Study of the [***] Licensed Product. NOW, THEREFORE, in consideration of the promises and mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Milestone Payments 1.1 Initiation of GLP Tox Study Milestone Payment. Notwithstanding anything to the contrary in the Platform Agreement, the Parties hereby agree that the initiation of the GLP Tox Study, as specified in Section 3.3 of the Platform Agreement, for the [***] Licensed Product will be deemed achieved on [***], such that SGEN will pay the milestone payment to PIRS for initiation of the GLP Tox Study for the [***] Licensed Product within [***] days after receiving the applicable invoice from PIRS on or after [***]. For clarity, the [***] Licensed Product includes the [***] targeting Anticalin Protein and the [***] as defined in the February 8, 2020 License and Collaboration Agreement between the Parties. [***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2. Miscellaneous 2.1 Capitalized Terms. Unless defined in this Amendment No. 1, capitalized terms shall have the same meaning as that attributed to them in the Platform Agreement. 2.2 Written Amendment. The Parties acknowledge that this is an amendment to the Platform Agreement reduced to writing and signed by the respective authorized officers of the Parties as set forth in Section 10.11 of the Platform Agreement. 2.3 Effectiveness. The Amendment No. 1 shall enter into force as of its Amendment No. 1 Effective Date. 2.4 Entire Agreement. As of the Amendment No. 1 Effective Date, this Amendment No. 1 shall form an integral part of the Platform Agreement. Except as explicitly and specifically modified and amended herein, all of the terms, provisions, requirements and specifications contained in the Platform Agreement remain in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives. _________________________ __________________________ Stephen S. Yoder Clay B. Siegall, Ph.D. President & CEO President & CEO Pieris Pharmaceuticals, Inc. Seattle Genetics, Inc. _________________________ Stephen S. Yoder Managing Director Pieris Pharmaceuticals GmbH